UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2021

Colony Credit Real Estate, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-38377	38-4046290
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

515 S. Flower Street, 44th Floor Los Angeles, CA	90071
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 282-8820

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	CLNC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Amendments to Master Repurchase Facility and Guaranty - Citibank, N.A.

On April 26, 2019, NSREIT CB Loan, LLC, CB Loan NT-II, LLC, CLNC Credit 3, LLC, CLNC Credit 4, LLC, CLNC Credit 3EU, LLC and CLNC Credit 3UK, LLC (collectively, “CB Seller”), each an indirect wholly-owned subsidiary of Colony Credit Real Estate, Inc. (the “Company”), entered into an Amended and Restated Master Repurchase Agreement (the “Citi Repurchase Agreement”) with Citibank, N.A. (“Citibank”) that amended and restated that certain Master Repurchase Agreement dated April 23, 2018. The Citi Repurchase Agreement provides up to $400.0 million to finance first mortgage loans, senior loan participations and other commercial mortgage loan debt instruments secured by commercial real estate, as described in more detail in the Citi Repurchase Agreement and related ancillary documents.

In connection with the Citi Repurchase Agreement, Credit RE Operating Company, LLC (“Guarantor”), CB Seller and Citibank entered into an Omnibus Amendment of Other Transaction Documents and Reaffirmation of Guaranty (the “Citi Reaffirmation Agreement”), which reaffirmed Guarantor’s obligations under a Guaranty with Citibank, dated April 23, 2018 (the “Citi Guaranty”), under which Guarantor agreed to a partial recourse guaranty of CB Seller’s payment and performance obligations under the Citi Repurchase Agreement.

On May 7, 2020, Guarantor and Citibank entered into a First Amendment to Guaranty (the “First Citi Guaranty Amendment”), under which Citibank agreed to reduce the minimum consolidated tangible net worth of Guarantor from $2.105 billion to $1.5 billion, plus 75% of the net cash proceeds of any equity issuance thereafter received by Guarantor.

On April 14, 2021, CB Seller, Guarantor and Citibank entered into a First Amendment to Amended and Restated Master Repurchase Agreement (the “First Amendment to Citi Repurchase Agreement”). The First Amendment to Citi Repurchase Agreement extends the maturity date of the Citi Repurchase Agreement from April 23, 2021 to April 23, 2023 and provides CB Seller with three successive one year extension options, which may be exercised upon the satisfaction of certain conditions set forth in the Citi Repurchase Agreement. The First Amendment to Citi Repurchase Agreement also provides for the conversion of the benchmark floating rate of interest for purchased assets from LIBOR or EURIBOR to an alternate index rate following the occurrence of certain transition events. In addition, the First Amendment to Citi Repurchase Agreement permits the Company and Guarantor to consummate an internalization transaction in accordance with that certain Termination Agreement, dated April 4, 2021, between the Company, Guarantor, CLNC Manager, LLC (“Manager”) and Colony Capital Investment Advisors, LLC, pursuant to which that certain Amended and Restated Management Agreement, dated November 6, 2019, by and among Manager, the Company and Guarantor, is expected to be terminated and management of CLNC and Guarantor is expected to be internalized (the “Internalization Transaction”). In connection with the First Amendment to Citi Repurchase Amendment, Guarantor ratified and reaffirmed Guarantor’s obligations under the Citi Guaranty.

On April 14, 2021, Guarantor and Citibank entered into a Second Amendment to Guaranty (the “Second Citi Guaranty Amendment”), which provides that, upon the consummation of the Internalization Transaction, the required minimum consolidated tangible net worth of the Guarantor is reduced from $1.5 billion to $1.35 billion.

The foregoing summary does not purport to be a complete description and is qualified in its entirety by reference to (i) the First Amendment to Citi Repurchase Agreement and Second Citi Guaranty Amendment, which are filed as Exhibits10.1 and 10.2, respectively to this Current Report on Form 8-K, (ii) the First Citi Guaranty Amendment, which is filed as an exhibit to the Company’s Form 10-Q filed on May 8, 2020, and (iii) the Citi Repurchase Agreement, the Citi Guaranty, and the Citi Reaffirmation Agreement, which are filed as exhibits to the Company’s Current Report on Form 8-K filed on May 1, 2019.

Amendment to Guaranty of Master Repurchase Facility - Barclays Bank PLC

On April 26, 2018, CLNC Credit 7, LLC (“BB Seller”), an indirect subsidiary of the Company, entered into a Master Repurchase Agreement (the “BB Repurchase Agreement”) with Barclays Bank PLC (“Barclays”). The BB Repurchase Agreement provides up to $500.0 million to finance first mortgage loans, mezzanine loans, senior loan participations and other commercial mortgage loan debt instruments secured by commercial real estate, as described in more detail in the BB Repurchase Agreement and related ancillary documents.

In connection with the BB Repurchase Agreement, Guarantor entered into a Guaranty with Barclays (the “BB Guaranty”), under which Guarantor agreed to a partial recourse guaranty of BB Seller’s payment and performance obligations under the BB Repurchase Agreement.

On May 7, 2020, Guarantor and Barclays entered into an Amendment to Guaranty (the “First BB Guaranty Amendment”), under which Barclays agreed to reduce the minimum consolidated tangible net worth of Guarantor from $2.105 billion to $1.5 billion, plus 75% of the net cash proceeds of any equity issuance thereafter received by Guarantor.

On January 22, 2021, BB Seller and Barclays entered into a First Amendment to Master Repurchase Agreement (the “First Amendment to BB Repurchase Agreement”), which extended the maturity date of the BB Repurchase Agreement to April 25, 2024.

On April 14, 2021, Guarantor and Barclays entered into a Second Amendment to Guaranty (the “Second BB Guaranty Amendment”), under which Barclays approved the Internalization Transaction and agreed that, upon the consummation of the Internalization Transaction, the required minimum consolidated tangible net worth of the Guarantor is reduced from $1.5 billion to $1.35 billion.

The foregoing summary does not purport to be a complete description and is qualified in its entirety by reference to (i) the Second BB Guaranty Amendment, which is filed as Exhibit 10.3 to this Current Report on Form 8-K, (ii) the First Amendment to BB Repurchase Agreement, which is filed as an exhibit to the Company’s Current Report on Form 8-K filed on January 25, 2021, (iii) the First BB Guaranty Amendment, which is filed as an exhibit to the Company’s Form 10-Q filed on May 8, 2020, and (iv) the BB Repurchase Agreement and the BB Guaranty, which are filed as exhibits to the Company’s Current Report on Form 8-K filed on May 2, 2018.

Amendments to Master Repurchase Facility and Guaranty - Goldman Sachs Bank USA

On June 19, 2018, CLNC Credit 6, LLC (“GS Seller”), an indirect subsidiary of the Company, entered into a Master Repurchase Agreement (the “GS Repurchase Agreement”) with Goldman Sachs Bank USA (“Goldman Sachs”). The GS Repurchase Agreement provides up to $250.0 million to finance first mortgage loans, mezzanine loans, senior loan participations and other commercial mortgage loan debt instruments secured by commercial real estate, as described in more detail in the GS Repurchase Agreement and related ancillary documents.

In connection with the GS Repurchase Agreement, Guarantor entered into a Guaranty with Goldman Sachs (the “GS Guaranty”), under which Guarantor agreed to a partial recourse guaranty of GS Seller’s payment and performance obligations under the GS Repurchase Agreement.

On May 7, 2020, Guarantor and Goldman Sachs entered into an Amendment to Guaranty (the “First GS Guaranty Amendment”), under which Goldman Sachs agreed to reduce the minimum consolidated tangible net worth of Guarantor from $2.105 billion to $1.5 billion, plus 75% of the net cash proceeds of any equity issuance thereafter received by Guarantor.

On June 16, 2020, GS Seller and Goldman Sachs entered into a First Amendment to Master Repurchase Agreement (the “First Amendment to GS Repurchase Agreement”), which extended the maturity date of the GS Repurchase Agreement from June 19, 2020 to June 19, 2021 and provided for the conversion of the benchmark floating rate of interest for purchased assets from LIBOR to an alternate index rate following the occurrence of certain transition events.

On April 14, 2021, GS Seller, Guarantor and Goldman Sachs entered into a Second Amendment to Master Repurchase Agreement and Other Transaction Documents (the “Second Amendment to GS Repurchase Agreement”), under which Goldman Sachs approved of the Internalization Transaction and GS Seller is entitled to two successive one year extension options from the maturity date of the GS Repurchase Agreement, which may be exercised upon the satisfaction of certain conditions set forth in the GS Repurchase Agreement. In connection with the Second Amendment to GS Repurchase Agreement, on April 14, 2021, Guarantor entered into a Reaffirmation of Guarantor (the “GS Reaffirmation Agreement”), which ratified and reaffirmed Guarantor’s obligations under the GS Guaranty.

On April 14, 2021, Guarantor and Goldman Sachs entered into a Second Amendment to Guaranty (the “Second GS Guaranty Amendment”), which provides that, upon the consummation of the Internalization Transaction, the required minimum consolidated tangible net worth of the Guarantor is reduced from $1.5 billion to $1.35 billion.

The foregoing summary does not purport to be a complete description and is qualified in its entirety by reference to (i) the Second Amendment to GS Repurchase Agreement, the GS Reaffirmation Agreement and the Second GS Guaranty Amendment, which are filed as Exhibits 10.4, 10.5 and 10.6 to this Current Report on Form 8-K, (ii) the First Amendment to GS Repurchase Agreement, which is filed as an exhibit to the Company’s Current Report on Form 8-K filed on June 19, 2020, (iii) the First GS Guaranty Amendment, which is filed as an exhibit to the Company’s Form 10-Q filed on May 8, 2020, and (iv) the GS Repurchase Agreement and the GS Guaranty, which are filed as exhibits to the Company’s Current Report on Form 8-K filed on June 25, 2018.

Amendment to Guaranty of Master Repurchase Facility - Deutsche Bank AG

On October 23, 2018, DB Loan NT-II, LLC and CLNC Credit 5, LLC (collectively, “DB Seller”), each an indirect subsidiary of the Company, entered into a Master Repurchase Agreement (the “DB Repurchase Agreement”) with Deutsche Bank AG, Cayman Islands Branch (“DB”). The DB Repurchase Agreement provides up to $200.0 million to finance first mortgage loans, senior loan participations and other commercial mortgage loan debt instruments secured by commercial real estate, as described in more detail in the DB Repurchase Agreement and related ancillary documents.

In connection with the DB Repurchase Agreement, Guarantor entered into a Guaranty with DB (the “DB Guaranty”), under which Guarantor agreed to a partial recourse guaranty of DB Seller’s payment and performance obligations under the DB Repurchase Agreement.

On May 7, 2020, Guarantor and DB entered into an Amendment to Guaranty (the “First DB Guaranty Amendment”), under which DB agreed to reduce the minimum consolidated tangible net worth of Guarantor from $2.105 billion to $1.5 billion, plus 75% of the net cash proceeds of any equity issuance thereafter received by Guarantor.

On April 14, 2021, Guarantor and DB entered into a Second Amendment to Guaranty (the “Second DB Guaranty Amendment”), under which DB approved the Internalization Transaction and agreed that, upon the consummation of the Internalization Transaction, the required minimum consolidated tangible net worth of the Guarantor is reduced from $1.5 billion to $1.35 billion.

The foregoing summary does not purport to be a complete description and is qualified in its entirety by reference to (i) the Second DB Guaranty Amendment, which is filed as Exhibit 10.7 to this Current Report on Form 8-K, (ii) the First DB Guaranty Amendment, which is filed as an exhibit to the Company’s Form 10-Q filed on May 8, 2020, and (iii) the DB Repurchase Agreement and the DB Guaranty, which are filed as exhibits to the Company’s Current Report on Form 8-K filed on October 25, 2018.

Amendment to Guarantee of Master Repurchase Facility - Wells Fargo Bank, National Association

On November 2, 2018, CLNC Credit 8, LLC (“WLS Seller”), an indirect subsidiary of the Company, entered into a Master Repurchase and Securities Contract (the “WLS Repurchase Agreement”) with Wells Fargo Bank, National Association (“Wells”). The WLS Repurchase Agreement provides up to $300.0 million to finance first mortgage loans, senior loan participations and other commercial mortgage loan debt instruments secured by commercial real estate, as described in more detail in the WLS Repurchase Agreement and related ancillary documents.

In connection with the WLS Repurchase Agreement, Guarantor entered into a Guarantee Agreement with Wells (the “WLS Guarantee”), under which Guarantor agreed to a partial recourse guaranty of WLS Seller’s payment and performance obligations under the WLS Repurchase Agreement.

On May 7, 2020, Guarantor and Wells entered into an Amendment to Guarantee Agreement (the “First WLS Guarantee Amendment”), under which Wells agreed to reduce the minimum consolidated tangible net worth of Guarantor from $2.105 billion to $1.5 billion, plus 75% of the net cash proceeds of any equity issuance thereafter received by Guarantor.

On April 13, 2021, Guarantor and Wells entered into a Second Amendment to Guarantee Agreement (the “Second WLS Guarantee Amendment”), under which Wells approved the Internalization Transaction and agreed that, upon the consummation of the Internalization Transaction, the required minimum consolidated tangible net worth of the Guarantor is reduced from $1.5 billion to $1.35 billion.

The foregoing summary does not purport to be a complete description and is qualified in its entirety by reference to (i) the Second WLS Guarantee Amendment, which is filed as Exhibit 10.8 to this Current Report on Form 8-K, (ii) the First WLS Guarantee Amendment, which is filed as an exhibit to the Company’s Form 10-Q filed on May 8, 2020, and (iii) the WLS Repurchase Agreement and the WLS Guarantee, which are filed as exhibits to the Company’s Current Report on Form 8-K filed on October 25, 2018.

Amendment to Master Repurchase Facility - Morgan Stanley Bank, N.A.

On April 23, 2019, MS Loan NT-I, LLC, MS Loan NT-II, LLC, CLNC Credit 1, LLC, CLNC Credit 2, LLC, CLNC Credit 1EU, LLC and CLNC Credit 1UK, LLC (collectively, “MS Seller”), each an indirect subsidiary of the Company, entered into a Second Amended and Restated Master Repurchase and Securities Contract Agreement (the “MS Repurchase Agreement”) with Morgan Stanley Bank, N.A. (“Morgan Stanley”). As described in more detail in the MS Repurchase Agreement documentation, the MS Repurchase Agreement provided up to $600.0 million to finance first mortgage loans, senior loan participations and other commercial mortgage loan debt instruments secured by commercial real estate: $500 million for commercial real estate that may be located in the United States, and $100 million for commercial real estate that may be located in Belgium, France, Germany, Ireland, Luxembourg, the Netherlands, the United Kingdom, Spain, or any other jurisdiction approved by Morgan Stanley. The transactions contemplated under the MS Repurchase Agreement may be denominated in U.S. Dollars, Pounds Sterling, Euro or any other currency approved by Morgan Stanley.

In connection with the MS Repurchase Agreement, on April 23, 2019, Guarantor, MS Seller and Morgan Stanley entered into a Ratification, Reaffirmation and Confirmation of Transaction Documents (the “MS Ratification Agreement”), which ratified Guarantor’s obligations under an Amended and Restated Guaranty Agreement with Morgan Stanley (the “MS Guaranty”), under which Guarantor agreed to a partial recourse guaranty of MS Seller’s payment and performance obligations under the MS Repurchase Agreement.

On May 7, 2020, Guarantor and Morgan Stanley entered into an Omnibus Amendment to Transaction Documents (the “MS TNW Amendment”), under which Morgan Stanley agreed to reduce the minimum consolidated tangible net worth of Guarantor from $2.105 billion to $1.5 billion, plus 75% of the net cash proceeds of any equity issuance thereafter received by Guarantor.

On February 22, 2021, MS Seller, Guarantor and Morgan Stanley entered into a Fourth Omnibus Amendment (the “MS Fourth Amendment”), under which MS Seller has two successive one (1) year extension options from the then current facility termination date, permitting an outside extension term to April 20, 2023. In addition, the parties agreed to LIBOR replacement provisions (including benchmark transition events and SOFR replacement terms) and to remove foreign assets as eligible assets for financing consideration under the Transaction Documents.

On April 14, 2021, MS Seller, Guarantor and Morgan Stanley entered into a Fifth Omnibus Amendment (the “MS Fifth Amendment”), under which Morgan Stanley approves of the Internalization Transaction and agrees that, upon the consummation of the Internalization Transaction, the required minimum consolidated tangible net worth of the Guarantor is reduced from $1.5 billion to $1.35 billion.

The foregoing summary does not purport to be a complete description and is qualified in its entirety by reference to (i) the MS Fifth Amendment, which is filed as Exhibit 10.9 to this Current Report on Form 8-K, (ii) the MS Fourth Amendment, which is filed as an exhibit to the Company’s Form 10-K filed on February 25, 2021, (iii) the MS TNW Amendment, which is filed as an exhibit to the Company’s Form 10-Q filed on May 8, 2020, (iv) the MS Repurchase Agreement and MS Ratification Agreement, which are filed as exhibits to the Company’s Current Report on Form 8-K filed on April 26, 2019, and (v) the MS Guaranty, which is filed as an exhibit to the Company’s Current Report on Form 8-K filed on April 25, 2018.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	First Amendment to Amended and Restated Master Repurchase Agreement, dated as of April 14, 2021, by and among NSREIT CB Loan, LLC, CB Loan NT-II, LLC, CLNC Credit 3, LLC, CLNC Credit 4, LLC, CLNC Credit 3EU, LLC, CLNC Credit 3UK, LLC, Credit RE Operating Company, LLC and Citibank, N.A.

10.2	Second Amendment to Guaranty, dated as of April 14, 2021, by Credit RE Operating Company, LLC for the benefit of Citibank, N.A.

10.3	Second Amendment to Guaranty, dated as of April 14, 2021, by Credit RE Operating Company, LLC for the benefit of Barclays Bank PLC

10.4	Second Amendment to Master Repurchase Agreement and other Transaction Documents, dated as of April 14, 2021, by and between CLNC Credit 6, LLC, Credit RE Operating Company, LLC and Goldman Sachs Bank USA*

10.5	Reaffirmation of Guarantor, dated as of April 14, 2021, by Credit RE Operating Company, LLC, for the benefit of Goldman Sachs Bank USA

10.6	Second Amendment to Guaranty, dated as of April 14, 2021, by Credit RE Operating Company, LLC for the benefit of Goldman Sachs Bank USA

10.7	Second Amendment to Guaranty, dated as of April 14, 2021, by Credit RE Operating Company, LLC for the benefit of Deutsche Bank AG, Cayman Islands Branch

10.8	Second Amendment to Guarantee, dated as of April 13, 2021, by Credit RE Operating Company, LLC for the benefit of Wells Fargo Bank, National Association

10.9	Fifth Omnibus Amendment, dated as of April 14, 2021, by and among MS Loan NT-I, LLC, MS Loan NT-II, LLC, CLNC Credit 1, LLC, CLNC Credit 2, LLC, CLNC Credit 1EU, LLC, CLNC Credit 1UK, LLC, Credit RE Operating Company, LLC and Morgan Stanley Bank, N.A.

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

*

Certain portions of this exhibit have been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K. The Company agrees to furnish to the Securities and Exchange Commission a copy of any omitted portions of the exhibit upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 19, 2021	COLONY CREDIT REAL ESTATE, INC.

	By:	/s/ David A. Palamé
	Name:	David A. Palamé
	Title:	General Counsel & Secretary